UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 31, 2005
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                           NATURAL HEALTH TRENDS CORP.
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               (Exact name of Company as specified in its charter)


          Delaware                     0-26272                  59-2705336
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(State or other jurisdiction          (Commission             IRS Employer
      of incorporation)               File Number)          Identification No.)


12901 Hutton Drive               Dallas, TX                       75234
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 (Address of principal executive offices)                       (Zip Code)


Company's telephone number, including area code      (972) 241-4080
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement
Item 3.02   Unregistered Sales of Equity Securities

         On October 31, 2005, the Board of Directors of Natural Health Trends Corp. (the "Company") authorized the issuance of options to purchase a total of 130,000 shares of the Company's common stock to the members of the Company's Board of Directors and certain members of management. Each of the options are exercisable at $10.01 per share (the closing price on the date of issuance). Options to purchase 7,500 shares of the Company's common stock were issued to each of the three members of the Company's Board of Directors which options vest immediately.

         In addition, certain executive officers and employees were issued options that vest over a three year period, including: Robert H. Hesse, the Company's recently appointed Interim Chief Executive Officer (30,000 options); Chris Sharng, the Company's Executive Vice President and Chief Financial Officer (15,000 options); Richard Johnson, the Company's President-Japan (15,000 options); Curtis Broome, the Company's President of Greater China and Southeast Asia (12,500 options); and Timothy S. Davidson, the Company's Chief Accounting Officer (7,500).

         The options were issued under the Company's 2002 Stock Option Plan and pursuant to Section 4(2) of the Securities Act of 1933, as amended.


Item 9.01(c)  Financial Statements and Exhibits.

         10.1     Form of Notice of Grant and Stock Option Agreement.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NATURAL HEALTH TRENDS CORP.


Date: November 3, 2005                By: /s/ ROBERT H. HESSE
                                          --------------------------------------
                                          Name: Robert H. Hesse
                                          Title: Interim Chief Executive Officer

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